UNITED STATES
SECURITIES AND EXCHANGECOMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 12, 2014

NOWNEWS DIGITAL MEDIA TECHNOLOGY CO., LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-171637	Applied For
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4F, No. 559 Ruigang Road,
Neihu District, Taipei City 114,
Taiwan, Republic of China
(Address of principal executive offices, including zip code)

011 886 28 7978775 ext. 500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01   Changes in Registrant's Certifying Accountant

(a)   Dismissal of independent registered public accounting firm

On May 12, 2014, NOWNEWS DIGITAL MEDIA TECHNOLOGY CO., LTD. (the “Company”) dismissed Silberstein Ungar, PLLC (“SU”) as the Company’s independent registered public accounting firm.

The Company’s Board of Directors approved SU’s dismissal on May 12, 2014.

The reports of SU regarding the Company’s financial statements as of, and for, the years ended October 31, 2013 and October 31, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principles, except SU issued a going concern qualification in SU’s reports regarding the Company’s financial statements as of, and for, the years ended October 31, 2013 and October 31, 2012, in which SU indicated conditions which raised substantial doubt on the Company’s ability to continue as a going concern.

During the fiscal years ended October 31, 2013 and October 31, 2012, and during the subsequent interim periods through May 12, 2014, there have been no (i) disagreements between the Company and SU regarding any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to SU’s satisfaction would have caused SU to make reference to the subject matter of the disagreement(s) in connection with its report, or (ii) reportable events defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided SU with a copy of the above disclosure and requested that SU furnish the Company with a letter addressed to the Securities and Exchange Commission specifying whether or not it agrees with the above disclosure, and, if not, specifying the respects in which it does not agree.  A copy of SU’s letter dated May 15, 2014 is attached to this report as Exhibit 16.1.

(b)   New independent registered public accounting firm

On May 12, 2014, the Company engaged KCCW Accountancy Corp (“KCCW”) as the Company’s new independent registered public accounting firm. The Company’s Board of Directors approved the engagement of KCCW on May 12, 2014.

During the recent fiscal years ended October 31, 2013 and October 31, 2012 and during the subsequent interim periods through May 12, 2014, the Company did not consult with KCCW regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered regarding the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

No.	Description
16.1	Letter dated May 15, 2014 from Silberstein Ungar, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2014	NOW NEWS DIGITAL MEDIA TECHNOLOGY CO., LTD.

	By:	/s/ Alan Chen
Alan Chen, Chief Executive Officer

EXHIBIT INDEX

No.	Description
16.1	Letter dated May 15, 2014 from Silberstein Ungar, PLLC